Exhibit 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (“Agreement”) dated as of March , 2017, between Ameri Holdings, Inc., a Delaware corporation (the “Company”), and [NAME] (the “Purchaser”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note (as defined below).

W I T N E S S E T H:

WHEREAS, the Company desires to sell, and the Purchaser desires to purchase, an 8% Convertible Unsecured Promissory Note due March , 2020 of the Company, which note shall be in the aggregate principal amount of [AMOUNT] ($ ) and shall be in substantially the form of Exhibit A hereto (the “Note”);

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Purchase and Sale of the Note

Section 1.1     Purchase of the Note. At the Closing (as hereinafter defined) and subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell the Note to the Purchaser, and the Purchaser will purchase the Note from the Company, for the purchase price equal to the original principal amount of the Note (the “Purchase Price”). For purposes hereof, the term “Conversion Shares” means any shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), into which the Note is convertible according to its terms.

Section 1.2     The Closing. The purchase and sale of the Note shall take place at a closing (the “Closing”) on the date hereof or such other date as the Purchaser and the Company may agree upon (the “Closing Date”). At the Closing, the Company shall deliver to the Purchaser the Note purchased hereunder, registered in the name of the Purchaser or its nominee. On the Closing Date, the Purchaser shall deliver by wire transfer the cash Purchase Price hereunder to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

Section 1.3     Registration Rights Agreement. At the Closing, the Company and the Purchaser will enter into a Registration Rights Agreement in substantially the form set forth as Exhibit B hereto (the “Registration Rights Agreement”).

ARTICLE II

Representations and Warranties

Section 2.1     Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and the Closing Date:

(a)     Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. “Material Adverse Effect” means any adverse effect on the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, if any, and which is (either alone or together with all other adverse effects) material to the Company and its subsidiaries.

(b)     Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, the Registration Rights Agreement and any other agreements or documents delivered by the Company at the Closing (“Transaction Documents”) and to issue the Note in accordance with the terms hereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Note, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application, and (v) the Conversion Shares have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of the Note, as the case may be, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

(c)     No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and issuance of the Note and the Conversion Shares will not (i) result in a violation of the Certificate of Incorporation of the Company, as amended; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) to the Company’s knowledge result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except in the case of clause (ii), such conflicts that would not have a Material Adverse Effect.

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(d)     SEC Documents. Since December 31, 2016, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). To the Company’s knowledge, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)     No Contemplated Bankruptcy. On the date hereof, the Company does not contemplate and has no knowledge of any person contemplating the filing of any petition against the Company or any subsidiary under any federal or state bankruptcy, insolvency, receivership or other such law. The Company does not intend to, and does not believe that it will, incur debts and liabilities (including, among other things, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Company). The execution, delivery, observance, performance and fulfillment of Company’s obligations and duties under this Agreement will not render the Company insolvent or unable to pay its debts as they become due. The Company has (a) not entered into the transactions contemplated by this Agreement with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under this Agreement.

Section 2.2     Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

(a)     Accredited Investor Status; Sophisticated Purchaser. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of the Note and the Conversion Shares. The Purchaser is not registered as a broker or dealer under Section 15(a) of the Exchange Act, affiliated with any broker or dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority.

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(b)     Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Note and the Conversion Shares, which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser acknowledges that its purchase of the Note and (if applicable) the Conversion Shares involves a high degree of risk and that Purchaser may never recover Purchaser’s investment in these securities.

(c)     Investment Representation. The Purchaser is purchasing the Note for the Purchaser’s own account and not with a view to distribution in violation of any securities laws. The Purchaser has been advised and understands that neither the Note nor the Conversion Shares have been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. The Purchaser has been advised and understands that the Company, in issuing the Note, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Section 2.2 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(d)     Rule 144. The Purchaser understands that there is no public trading market for the Note, that none is expected to develop, and that the Note must be held indefinitely unless and until such Note, or if applicable, the Conversion Shares, are registered under the Securities Act or an exemption from registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

ARTICLE III

Covenants and Acknowledgments

Section 3.1     Junior, Subordinated Status of the Note. The Note shall be junior and subordinate to, and the Company shall be permitted to incur, any indebtedness under a Qualified Credit Facility. For purposes hereof, a “Qualified Credit Facility” shall mean any secured or unsecured credit facility that the Company may obtain after the date hereof from a lender that makes commercial loans or extends commercial credit facilities in the ordinary course of its business which is secured by inventory and/or accounts receivable. Purchaser hereby agrees to execute any acknowledgment or sign any reasonable subordination agreement evidencing the fact that the Note is subordinate to such a credit facility in all respects, including right of payment and security.

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ARTICLE IV

Legend and Stock

Upon payment therefor as provided in this Agreement, the Company will issue the Note in the name the Purchaser or its designees and in such denominations to be specified by the Purchaser prior to (or from time to time subsequent to) Closing. The Note and any certificate representing Conversion Shares issued upon conversion thereof, prior to such Conversion Shares being registered under the Securities Act for resale or available for resale under Rule 144 under the Securities Act, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

The Company agrees to reissue the Note and Conversion Shares without the legend set forth above, at such time as (i) the holder thereof is permitted to dispose of securities pursuant to Rule 144 under the Securities Act, or (ii) such securities are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly without registration under the Securities Act, or (iii) such securities have been registered under the Securities Act.

ARTICLE V

Governing Law; Miscellaneous

Section 5.1     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

Section 5.2     Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 5.3     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 5.4     Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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Section 5.5     Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. In addition:

(a)     The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and the Purchaser.

(b)     Except as provided herein, no failure or delay on the part of the Purchaser in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Purchaser shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Section 5.6     Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) hand delivery, (ii) nationally recognized overnight carrier or (iii) email, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ameri Holdings, Inc.
100 Canal Pointe Blvd., Suite 108
Princeton, New Jersey 08540

Telephone: (732) 243-9250
Attention: Mr. Giri Devanur, President and Chief Executive Officer

Email: giri.devanur@ameri100.com

With a copy to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas

New York, New York 10019
Telephone: (212) 451-2289
Attention: Adam W. Finerman, Esq.
Email: afinerman@olshanlaw.com

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If to the Transfer Agent:

Corporate Stock Transfer

3200 Cherry Creek Drive South, Suite 430

Denver, Colorado 80209

Telephone: (303) 282-4800
Attention: Ms. Shari Humpherys
Email: shumpherys@corporatestock.com

If to the Purchaser:

[NAME]

[ADDRESS]

Telephone:
Email:

Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 5.7     Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any permitted assignee of the Note. The Purchaser may assign some or all of its rights hereunder to any permitted assignee of the Note; provided, however, that any such assignment shall not release the Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

Section 5.8     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.9     Survival. The representations, warranties, agreements and covenants in this Agreement shall survive the Closing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date and year first above written.

COMPANY:

AMERI HOLDINGS, INC.

By:
	Name:	Giri Devanur
	Title:	President and Chief Executive Officer

PURCHASER:

[NAME]

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EXHIBIT A

Form of Note

EXHIBIT B

Form of Registration Rights Agreement